UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2014
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Quantum Corporation
(Exact name of Registrant as Specified in its Charter)

Delaware	1-13449	94-2665054
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification No.)

224 Airport Parkway, San Jose, California 95110
(Address of Principal Executive Offices)

(408) 944-4000
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 20.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 20, 2014, Michael A. Brown, a member of the Board of Directors (the “Board”) of Quantum Corporation (the “Company”), informed the Board that he will not be standing for re-election to the Board at the Company’s 2014 annual meeting of stockholders. The decision of Mr. Brown to not stand for re-election to the Board was the result of Mr. Brown’s appointment as the interim CEO of Symantec Corporation and not the result of any dispute or disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: March 26, 2014	Quantum Corporation

	By:	/s/ Shawn D. Hall
	Name:	Shawn D. Hall
	Its:	Senior Vice President, General Counsel and Secretary